[GRAPHIC OMITTED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1)   NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS
     92A.200). IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [_] AND
     ATTACH AN 81/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR
     EACH ADDITIONAL ENTITY.

New Age Translation, Inc.

NAME OF MERGING ENTITY

Nevada                                  Corporation

Jurisdiction                            Entity type *

________________________________________________________________________________

NAME OF MERGING ENTITY
_____________________________________   ________________________________________
Jurisdiction                            Entity type *

NAME OF MERGING ENTITY
_____________________________________   ________________________________________
Jurisdiction                            Entity type *

NAME OF MERGING ENTITY
_____________________________________   ________________________________________
Jurisdiction                            Entity type *
and,

New Age Translation, Inc.

NAME OF SURVIVING ENTITY
_____________________________________

Delaware                                Corporation

Jurisdiction                            Entity type *

*    Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

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DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

2)   FORWARDING ADDRESS WHERE COPIES OF PROCESS MAY BE SENT BY THE SECRETARY OF
     STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS
     92A.1 90):

          Attn: Gregg Jaclin, Esq.

          c/o: Anslow & Jaclin, LLP
               195 Route 9 South, Suite 204
               Manapalan, NJ 07726

3) (CHOOSE ONE)

[X]  THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY EACH
     CONSTITUENT ENTITY (NRS 92A.200).

[_]  THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY THE
     PARENT DOMESTIC ENTITY (NRS 92A.180)

4)   OWNER'S APPROVAL (NRS 92A.200)(OPTIONS A, B, OR C MUST BE USED, AS
     APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES,
     CHECK BOX [_] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE
     REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (A)  OWNER'S APPROVAL WAS NOT REQUIRED FROM
          ______________________________________________________________________

          NAME OF MERGING ENTITY, IF APPLICABLE
          ______________________________________________________________________

          NAME OF MERGING ENTITY, IF APPLICABLE
          ______________________________________________________________________

          NAME OF MERGING ENTITY, IF APPLICABLE
          ______________________________________________________________________

          AND, OR;
          ______________________________________________________________________

          NAME OF SURVIVING ENTITY, IF APPLICABLE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

(b)  The plan was approved by the required consent of the owners of *:

     New Age Translation, Inc.
     Name of merging entity, if applicable

     ___________________________________________________________________________
     Name of merging entity, if applicable

     ___________________________________________________________________________
     Name of merging entity, if applicable

     ___________________________________________________________________________
     Name of merging entity, if applicable

     and, or;

     New Age Translation, Inc.
     Name of surviving entity, if applicable

*    Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

     ___________________________________________________________________________
     NAME OF MERGING ENTITY, IF APPLICABLE

     ___________________________________________________________________________
     NAME OF MERGING ENTITY, IF APPLICABLE

     ___________________________________________________________________________
     NAME OF MERGING ENTITY, IF APPLICABLE

     ___________________________________________________________________________
     NAME OF MERGING ENTITY, IF APPLICABLE

     and, or;

     ___________________________________________________________________________
     NAME OF SURVIVING ENTITY, IF APPLICABLE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

5)   AMENDMENTS, IF ANY, TO THE ARTICLES OR CERTIFICATE OF THE SURVIVING ENTITY.
     PROVIDE ARTICLE NUMBERS, IF AVAILABLE. (NRS 92A.200)*:

6)   LOCATION OF PLAN OF MERGER (CHECK a OR b):

     [_] (a) The entire plan of merger is attached;

     or,

     [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   EFFECTIVE DATE (OPTIONAL)": _____________________________

*    Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and
     Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated
     articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent -
     Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**   A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: secretaryofstate.biz

    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

8)   SIGNATURES - MUST BE SIGNED BY: AN OFFICER OF EACH NEVADA CORPORATION; ALL
     GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; ALL GENERAL PARTNERS
     OF EACH NEVADA LIMITED PARTNERSHIP; A MANAGER OF EACH NEVADA
     LIMITED-LIABILITY COMPANY WITH MANAGERS OR ALL THE MEMBERS IF THERE ARE NO
     MANAGERS; A TRUSTEE OF EACH NEVADA BUSINESS TRUST (NRS 92A.230)*

     (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [_} AND ATTACH AN
     8%" X 1 1 " BLANKSHEET CONTAINING THE REQUIRED INFORMATION FOR EACH
     ADDITIONAL ENTITY.):

New Age Translation, Inc.
NAME OF MERGING ENTITY

/s/ John A. Fahlberg                     President, Treasurer and Secretary   November 22, 2006
-------------------------------------
SIGNATURE                                TITLE                                DATE

_____________________________________
NAME OF MERGING ENTITY

-------------------------------------    __________________________________   ________
SIGNATURE                                TITLE                                DATE

_____________________________________
NAME OF MERGING ENTITY

-------------------------------------    __________________________________   ________
SIGNATURE                                TITLE                                DATE

_____________________________________
NAME OF MERGING ENTITY

-------------------------------------    __________________________________   ________
SIGNATURE                                TITLE                                DATE

New Age Translation, Inc.
NAME OF SURVIVING ENTITY

/s/ John A. Fahlberg                     President, Treasurer and Secretary   November 22, 2006
-------------------------------------
SIGNATURE                                TITLE                                DATE

*    The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05